                                                                                EXECUTION COPY

                          RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.,

                                        as Purchaser,

                                  GMAC MORTGAGE CORPORATION,

                                   as Seller and Servicer,

                           WALNUT GROVE MORTGAGE LOAN TRUST 2003-A,

                                          as Seller,

                            GMACM HOME EQUITY LOAN TRUST 2006-HE2,

                                          as Issuer,

                                             and

                          JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,

                                     as Indenture Trustee

                         ____________________________________________

                               MORTGAGE LOAN PURCHASE AGREEMENT
                         ____________________________________________

                                  Dated as of June 29, 2006

                                      TABLE OF CONTENTS

        This Mortgage Loan Purchase  Agreement (the  "Agreement"),  dated as of June 29, 2006, is made  among  GMAC  Mortgage  Corporation,  as seller  ("GMACM")  and as  servicer  (in such capacity,  the  "Servicer"),  Walnut Grove  Mortgage Loan Trust 2003-A,  as seller  ("WG Trust
2003" and, together with GMACM, each a "Seller" and collectively, the "Sellers"),  Residential
Asset Mortgage Products,  Inc., as purchaser (the  "Purchaser"),  GMACM Home Equity Loan Trust
2006-HE2,  as issuer (the  "Issuer"),  and  JPMorgan  Chase  Bank,  National  Association,  as
indenture trustee (the "Indenture Trustee").

                                         WITNESSETH:

        WHEREAS,  GMACM, in the ordinary  course of its business  acquires and originates home equity  loans and acquired or  originated  all of the home equity loans listed on the Mortgage
Loan Schedule attached as Exhibit 1 hereto (the "Initial Mortgage Loans");

        WHEREAS,  GMACM sold a portion of the  Initial  Mortgage  Loans  (the  "WG Trust  2003
Initial  Mortgage  Loans") and intends to sell a portion of the  Subsequent  Mortgage Loans to be sold by WG Trust 2003 hereunder,  to Walnut Grove Funding,  Inc ("Walnut Grove"),  pursuant to a Mortgage Loan Purchase  Agreement  (the "Walnut Grove Purchase  Agreement"),  dated as of
January  31,  2003 (each  date of sale,  a "Prior  Transfer  Date")  among  Walnut  Grove,  as purchaser,  GMACM, as seller, WG Trust 2003, as Issuer and Bank One, National Association,  as
trustee;

        WHEREAS,  Walnut Grove sold the WG Trust 2003 Initial  Mortgage Loans to WG Trust 2003
pursuant  to a Trust  Agreement,  dated as of January  31,  2003,  between  Walnut  Grove,  as depositor and Wilmington Trust Company, as owner trustee;

        WHEREAS,  GMACM owns the Cut-Off Date Principal Balances and the Related Documents for
the portion of Initial  Mortgage  Loans  identified on the Mortgage Loan Schedule  attached as
Exhibit  1-A  hereto  (the  "GMACM  Initial  Mortgage  Loans"),  including  rights  to (a) any property  acquired by foreclosure  or deed in lieu of  foreclosure  or otherwise,  and (b) the proceeds of any insurance policies covering the GMACM Initial Mortgage Loans;

        WHEREAS,  WG Trust  2003 owns the  Cut-Off  Date  Principal  Balances  and the Related
Documents  for the WG Trust  2003  Initial  Mortgage  Loans  identified  on the Mortgage  Loan
Schedule-B  attached as Exhibit 1-B hereto,  including rights to (a) any property  acquired by foreclosure  or deed in  lieu  of  foreclosure  or  otherwise,  and  (b) the  proceeds  of any insurance policies covering the WG Trust 2003 Initial Mortgage Loans;

        WHEREAS,  the parties  hereto desire that:  (i) GMACM sell the Cut-Off Date  Principal
Balances of the GMACM  Initial  Mortgage  Loans to the  Purchaser on the Closing Date pursuant to the terms of this  Agreement  together  with the  Related  Documents  relating to the GMACM
Initial  Mortgage  Loans  created on or after the Cut-Off  Date,  (ii)  WG Trust 2003 sell the
Cut-Off Date Principal  Balances of the WG Trust 2003 Initial  Mortgage Loans to the Purchaser
on the  Closing  Date  pursuant  to the  terms of this  Agreement  together  with the  Related
Documents  relating  to the  WG Trust  2003  Initial  Mortgage  Loans  created on or after the
Cut-Off Date,  (iii) the Sellers may sell  Subsequent  Mortgage  Loans to the Issuer on one or more  Subsequent  Transfer  Dates  pursuant  to the terms of the related  Subsequent  Transfer
Agreement,  and (iv) the related Seller and GMACM make certain  representations and warranties on the Closing Date and on each Subsequent Transfer Date;

        WHEREAS,  pursuant  to the  Trust  Agreement,  the  Purchaser  will  sell the  Initial
Mortgage  Loans and  transfer  all of its  rights  under this  Agreement  to the Issuer on the
Closing Date;

        WHEREAS,  pursuant to the terms of the Servicing Agreement,  the Servicer will service the Mortgage Loans;

        WHEREAS,  pursuant  to the terms of the Trust  Agreement,  the  Issuer  will issue the
Certificates;

        WHEREAS,  pursuant  to the terms of the  Indenture,  the Issuer  will issue the Notes, secured by the Trust Estate;

        NOW,  THEREFORE,  in  consideration  of the mutual  covenants  herein  contained,  the parties hereto agree as follows:

ARTICLE I

                                         DEFINITIONS

Section 1.1    Definitions.   For  all  purposes  of  this  Agreement,   except  as  otherwise
expressly  provided herein or unless the context  otherwise  requires,  capitalized  terms not otherwise  defined  herein shall have the meanings  assigned to such terms in the  Definitions contained  in  Appendix  A to the  indenture  dated as of June  29,  2006  (the  "Indenture"), between the Issuer and the  Indenture  Trustee,  which is  incorporated  by reference  herein.
All other capitalized terms used herein shall have the meanings specified herein.

Section 1.2    Other Definitional  Provisions.  All terms defined in this Agreement shall have the  defined  meanings  when  used in any  certificate  or other  document  made or  delivered pursuant hereto unless otherwise defined therein.

        As used in this  Agreement and in any  certificate or other document made or delivered pursuant  hereto or thereto,  accounting  terms not defined in this  Agreement  or in any such certificate or other  document,  and  accounting  terms partly defined in this Agreement or in any such certificate or other document,  to the extent not defined,  shall have the respective meanings given to them under  generally  accepted  accounting  principles.  To the extent that the  definitions  of accounting  terms in this  Agreement or in any such  certificate or other
document  are  inconsistent  with  the  meanings  of  such  terms  under  generally   accepted
accounting   principles,   the  definitions  contained  in  this  Agreement  or  in  any  such certificate or other document shall control.

        The words  "hereof,"  "herein,"  "hereunder"  and words of similar import when used in this Agreement  shall refer to this  Agreement as a whole and not to any particular  provision of this Agreement;  Section and Exhibit references  contained in this Agreement are references to  Sections  and  Exhibits  in or to this  Agreement  unless  otherwise  specified;  the term
"including" shall mean "including without  limitation";  "or" shall include "and/or";  and the term "proceeds" shall have the meaning ascribed thereto in the UCC.

        The definitions  contained in this Agreement are applicable to the singular as well as the  plural  forms of such  terms and to the  masculine  as well as the  feminine  and  neuter genders of such terms.

        Any  agreement,  instrument  or  statute  defined  or  referred  to  herein  or in any instrument or certificate  delivered in connection  herewith means such agreement,  instrument or statute as from time to time amended,  modified or  supplemented  and includes (in the case
of  agreements  or  instruments)   references  to  all  attachments  thereto  and  instruments incorporated  therein;  references  to a  Person  are  also to its  permitted  successors  and assigns.

ARTICLE II

                        SALE OF MORTGAGE LOANS AND RELATED PROVISIONS

Section 2.1    Sale of Initial Mortgage Loans.

(a)     GMACM, by the execution and delivery of this Agreement,  does hereby sell, assign, set over, and otherwise convey to the Purchaser,  without  recourse,  all of its right,  title and interest in, to and under the  following,  wherever  located:  (i) the GMACM Initial  Mortgage
Loans  (including the Cut-Off Date Principal  Balances of the GMACM Initial Mortgage Loans now
existing),  all interest  accruing thereon,  all monies due or to become due thereon,  and all collections  in respect  thereof  received on or after the Cut-Off  Date (other than  interest thereon in respect of any period  prior to the Cut-Off  Date);  (ii) the  interest of GMACM in any  insurance  policies  in  respect  of the  GMACM  Initial  Mortgage  Loans;  and (iii) all
proceeds of the foregoing.

(b)     Reserved.

(c)     WG Trust 2003,  by the  execution  and delivery of this  Agreement,  does hereby sell, assign, set over, and otherwise convey to the Purchaser,  without recourse,  all of its right, title and interest in, to and under the  following,  and  wherever  located:  (i) the WG Trust
Initial  Mortgage  Loans  (including  the Cut-Off  Date  Principal  Balances of the WG Initial
Mortgage Loans now existing),  all interest accruing thereon,  all monies due or to become due thereon,  and all collections in respect thereof  received on or after the Cut-Off Date (other than interest  thereon in respect of any period prior to the Cut-Off Date);  (ii) the WG Trust
2003's  interest in any  insurance  policies in respect of the WG Trust 2003 Initial  Mortgage
Loans; and (iii) all proceeds of the foregoing.

(d)     In connection  with the  conveyance by GMACM of the GMACM Initial  Mortgage  Loans and
any Subsequent  Mortgage Loans,  GMACM further agrees, at its own expense,  on or prior to the
Closing Date with respect to the Principal  Balances of the GMACM Initial  Mortgage  Loans and
on or prior to the related  Subsequent  Cut-Off Date in the case of such  Subsequent  Mortgage
Loans sold by it, to indicate in its books and records that the GMACM Initial  Mortgage  Loans have  been  sold  to the  Purchaser  pursuant  to  this  Agreement,  and,  in the  case of the
Subsequent  Mortgage  Loans,  to the  Issuer  pursuant  to  the  related  Subsequent  Transfer
Agreement,  and to deliver to the  Purchaser  true and  complete  lists of all of the Mortgage
Loans sold by GMACM  specifying  for each  Mortgage Loan (i) its  account  number and (ii) its
Cut-Off Date  Principal  Balance or Subsequent  Cut-Off Date Principal  Balance.  The Mortgage
Loan Schedule  indicating  such  information  with respect to the Mortgage Loans sold by GMACM shall be marked as Exhibit 1-A to this  Agreement and is hereby  incorporated  into and made a part of this Agreement.

(e)     In connection  with the conveyance by WG Trust 2003 of the WG Trust  Initial  Mortgage
Loans and any Subsequent  Mortgage Loans, such Seller further agrees,  at its own expense,  on or prior to the Closing Date with respect to the Principal  Balances of such WG Trust  Initial
Mortgage  Loans and on or prior to the  related  Subsequent  Cut-Off  Date in the case of such
Subsequent  Mortgage  Loans  sold by it,  to  indicate  in its  books  and  records  that  the respective  WG Trust Initial  Mortgage Loans have been sold to the Purchaser  pursuant to this
Agreement,  and, in the case of the Subsequent  Mortgage  Loans, to the Issuer pursuant to the related  Subsequent  Transfer  Agreement.  GMACM,  as Servicer of the  Mortgage  Loans sold by
WG Trust  2003,  agrees to  deliver to the  Purchaser  true and  complete  lists of all of the
Mortgage  Loans sold by each Seller  specifying  for each Mortgage Loan (i) its account number and (ii) its Cut-Off Date  Principal  Balance or Subsequent  Cut-Off Date  Principal  Balance.
The Mortgage Loan Schedule  indicating  such  information  with respect to the Mortgage  Loans sold by  WG Trust  2003  shall be  marked  as  Exhibit  1-B to this  Agreement  and is  hereby incorporated into and made a part of this Agreement.

(f)     In connection  with the  conveyance by GMACM of the GMACM Initial  Mortgage  Loans and
any  Subsequent  Mortgage Loans sold by it and the conveyance by WG Trust 2003 of the WG Trust
Initial  Mortgage  Loans and any Subsequent  Mortgage Loans sold by such Seller,  GMACM shall,
(A) with respect to each Mortgage  Loan,  on behalf of the  Purchaser  deliver to, and deposit with the  Custodian,  at least five (5)  Business  Days before the Closing Date in the case of an Initial  Mortgage Loan, and, on behalf of the Issuer,  three (3) Business Days prior to the related  Subsequent  Transfer  Date in the case of a Subsequent  Mortgage  Loan,  the original
Mortgage  Note  endorsed  or  assigned  without  recourse in blank  (which  endorsement  shall contain  either an original  signature or a facsimile  signature of an  authorized  officer of
GMACM) or, with respect to any Mortgage  Loan as to which the original  Mortgage Note has been permanently  lost or  destroyed  and has not been  replaced,  a Lost Note  Affidavit,  and any modification  agreement  or  amendment  to such  Mortgage  Note and (B) except as  provided in clause (A) with respect to the Mortgage Notes, deliver the Mortgage Files to the Servicer.

        Within the time period for the review of each  Mortgage  Note set forth in Section 2.2 of the Custodial  Agreement,  if a material  defect in any Mortgage  Note is discovered  which may materially and adversely  affect the value of the related  Mortgage Loan, or the interests
of  the  Indenture  Trustee  (as  pledgee  of  the  Mortgage  Loans),  the  Noteholders,   the
Certificateholders  or the  Enhancer  in such  Mortgage  Loan,  including  GMACM's  failure to deliver the Mortgage  Note to the Custodian on behalf of the  Indenture  Trustee,  GMACM shall cure such defect,  repurchase the related  Mortgage Loan at the Repurchase Price or substitute an Eligible  Substitute  Loan therefor upon the same terms and conditions set forth in Section
3.1 hereof for breaches of representations  and warranties as to the Mortgage Loans,  provided that a Seller shall have the option to  substitute  an Eligible  Substitute  Mortgage  Loan or
Loans for such Mortgage Loan only if such  substitution  occurs within two years following the
Closing  Date.  If a material  defect in any of the documents in the Mortgage File held by the
Servicer is discovered  which may  materially  and  adversely  affect the value of the related
Mortgage Loan, or the interests of the Indenture  Trustee (as pledgee of the Mortgage  Loans), the  Noteholders,  the  Certificateholders  or the Enhancer in such Mortgage  Loan,  including
GMACM's  failure  to  deliver  such  documents  to the  Servicer  on behalf  of the  Indenture
Trustee,  GMACM  shall  cure  such  defect,  repurchase  the  related  Mortgage  Loan  at  the
Repurchase  Price or substitute an Eligible  Substitute  Loan therefor upon the same terms and conditions set forth in Section 3.1 hereof for breaches of  representations  and warranties as to the  Mortgage  Loans,  provided  that a Seller  shall  have the  option  to  substitute  an
Eligible  Substitute  Mortgage Loan or Loans for such Mortgage Loan only if such  substitution occurs within two years following the Closing Date.

        Upon sale of the Initial  Mortgage  Loans,  the ownership of each Mortgage Note,  each related  Mortgage  and the  contents  of the  related  Mortgage  File  shall be  vested in the
Purchaser  and the  ownership  of all  records  and  documents  with  respect  to the  Initial
Mortgage  Loans that are  prepared by or that come into the  possession  of any  Seller,  as a seller of the Initial  Mortgage Loans  hereunder or by GMACM in its capacity as Servicer under the  Servicing  Agreement  shall  immediately  vest in the  Purchaser,  and shall be  promptly delivered to the  Servicer in the case of the  documents in  possession  of WG Trust  2003 and retained  and  maintained  in trust by GMACM as the Servicer  (except for the Mortgage  Notes, which shall be retained by the  Custodian)  at the will of the  Purchaser,  in such  custodial capacity  only.  Each  Seller's  records  will  accurately  reflect  the sale of each  Initial
Mortgage Loan sold by it to the Purchaser.

        The Purchaser hereby  acknowledges its acceptance of all right,  title and interest to the property conveyed to it pursuant to this Section 2.1.

(g)     The parties hereto intend that the transactions set forth herein  constitute a sale by the Sellers to the  Purchaser  of each of the  Sellers'  right,  title and  interest in and to their  respective  Initial  Mortgage Loans and other  property as and to the extent  described above.  In the event the  transactions  set forth  herein are  deemed  not to be a sale,  each
Seller  hereby  grants to the  Purchaser a security  interest in all of such  Seller's  right, title and  interest  in,  to and under all  accounts,  chattel  papers,  general  intangibles,
contract   rights,   payment   intangibles,   certificates  of  deposit,   deposit   accounts,
instruments,  documents,  letters of credit,  money,  advices of credit,  investment property, goods and other  property  consisting  of,  arising  under or related to the Initial  Mortgage
Loans and such other  property,  to secure all of such  Seller's  obligations  hereunder,  and this Agreement  shall and hereby does constitute a security  agreement  under  applicable law.
Each Seller  agrees to take or cause to be taken such actions and to execute  such  documents, including  the filing of any  continuation  statements  with  respect  to the UCC-1  financing statements  filed with respect to the Initial  Mortgage  Loans by the Purchaser on the Closing
Date,  and any  amendments  thereto  required  to  reflect a change  in the name or  corporate structure of such Seller or the filing of any  additional  UCC-1  financing  statements due to the change in the principal  office or jurisdiction of  incorporation  of such Seller,  as are necessary  to perfect  and  protect  the  Purchaser's  and its  assignees'  interests  in each
Initial  Mortgage  Loan  and  the  proceeds   thereof.   The  Servicer  shall  file  any  such
continuation statements on a timely basis.

(h)     In  connection  with the  assignment  of any  Mortgage  Loan  registered  on the MERS(R)
System,  GMACM  further  agrees  that  it will  cause,  at  GMACM's  own  expense,  as soon as practicable  after the Closing Date,  the MERS(R)System to indicate that such Mortgage Loan has been  assigned by GMACM to the  Indenture  Trustee in  accordance  with this  Agreement or the
Trust Agreement for the benefit of the  Noteholders by including (or deleting,  in the case of
Mortgage  Loans which are  repurchased  in  accordance  with this  Agreement) in such computer files (a) the specific code which  identifies  the  Indenture  Trustee as the assignee of such
Mortgage  Loan and (b) the series  specific  code in the field "Pool Field"  which  identifies the series of the Notes issued in connection  with such Mortgage  Loans.  GMACM agrees that it will not alter the codes  referenced  in this  paragraph  with  respect to any  Mortgage  Loan during the term of this  Agreement  unless  and until such  Mortgage  Loan is  repurchased  in accordance with the terms of this Agreement.

Section 2.2    Sale of Subsequent Mortgage Loans.

(a)     Subject to the conditions set forth in paragraphs (b) and (c) below (the  satisfaction of which (other than the  conditions  specified in  paragraphs  (b)(i),  (b)(ii) and (b)(iii))
shall be  evidenced  by an  Officer's  Certificate  of  GMACM  dated  the date of the  related
Subsequent  Transfer Date),  in  consideration  of the Issuer's  payment of the purchase price provided  for in  Section  2.3 on one or more  Subsequent  Transfer  Dates  using  amounts  on deposit in the  Pre-Funding  Account),  each Seller may,  on the related  Subsequent  Transfer
Date, sell,  transfer,  assign, set over and convey without recourse to the Issuer but subject to the other terms and  provisions of this  Agreement all of the right,  title and interest of such Seller in and to (i) Subsequent  Mortgage Loans  identified on the related  Mortgage Loan
Schedule  attached to the related  Subsequent  Transfer  Agreement  delivered by GMACM on such
Subsequent  Transfer  Date,  (ii) all money due or to become due on such  Subsequent  Mortgage
Loan and all collections  received on or after the related  Subsequent  Cut-Off Date and (iii)
all items with respect to such Subsequent  Mortgage Loans to be delivered  pursuant to Section
2.1 above and the other items in the  related  Mortgage  Files;  provided,  however,  that the
Seller of a Subsequent  Mortgage  Loan  reserves and retains all right,  title and interest in and to principal  received and interest  accruing on such  Subsequent  Mortgage  Loan prior to the related  Subsequent  Cut-Off  Date.  Any transfer to the Issuer by a Seller of  Subsequent
Mortgage  Loans  shall  be  absolute,  and is  intended  by the  Issuer  and  such  Seller  to constitute  and to be treated as a sale of such  Subsequent  Mortgage  Loans by such Seller to the  Issuer.  In the event that any such  transaction  is deemed  not to be a sale,  GMACM and
WG Trust 2003, as the case may be, hereby grant to the Issuer as of each  Subsequent  Transfer
Date a security  interest in all of such Seller's  right,  title and interest in, to and under all accounts,  chattel papers,  general  intangibles,  payment  intangibles,  contract rights, certificates of deposit, deposit accounts,  instruments,  documents, letters of credit, money, advices of credit,  investment  property,  goods and other  property  consisting  of,  arising under or related to the related Subsequent  Mortgage Loans and such other property,  to secure all of such Seller's  obligations  hereunder,  and this Agreement shall  constitute a security agreement  under  applicable  law.  Each  Seller  agrees  to take or cause  to be  taken  such actions and to execute such  documents,  including the filing of all necessary UCC-1 financing statements  filed in the State of Delaware and the  Commonwealth of Pennsylvania  (which shall be  submitted  for  filing as of the  related  Subsequent  Transfer  Date),  any  continuation statements  with respect  thereto and any amendments  thereto  required to reflect a change in the  name or  corporate  structure  of such  Seller  or the  filing  of any  additional  UCC-1
financing   statements  due  to  the  change  in  the  principal  office  or  jurisdiction  of incorporation  of such Seller,  as are  necessary to perfect and protect the  interests of the
Issuer and its  assignees  in each  Subsequent  Mortgage  Loan and the proceeds  thereof.  The
Servicer shall file any such continuation statements on a timely basis.

        The Issuer on each  Subsequent  Transfer Date shall  acknowledge its acceptance of all right,  title and  interest  to the  related  Subsequent  Mortgage  Loans and other  property, existing on the Subsequent  Transfer Date and thereafter  created,  conveyed to it pursuant to this Section 2.2.

        The Issuer  shall be entitled to all  scheduled  principal  payments  due on and after each  Subsequent  Cut-Off Date, all other payments of principal due and collected on and after each  Subsequent  Cut-Off  Date,  and all  payments  of  interest  on any  related  Subsequent
Mortgage  Loans,  minus that  portion of any such  interest  payment  that is allocable to the period prior to the related Subsequent Cut-Off Date.

(b)     Any  Seller  may  transfer  to the  Issuer  Subsequent  Mortgage  Loans  and the other property  and rights  related  thereto  described  in  Section  2.2(a)  above,  and during the
Pre-Funding  Period,  upon the  release  of funds on deposit in the  Pre-Funding  Account,  in accordance with the Servicing  Agreement,  only upon the satisfaction of each of the following conditions on or prior to the related Subsequent Transfer Date:

(i)     such Seller or GMACM,  as Servicer,  shall have  provided the Indenture  Trustee,  the
Rating Agencies and the Enhancer with a timely Addition  Notice  substantially  in the form of
Exhibit  3,  which  notice  shall be given no later  than  seven  Business  Days  prior to the related  Subsequent  Transfer  Date, and shall  designate the Subsequent  Mortgage Loans to be sold to the Issuer,  the aggregate  Principal Balance of such Subsequent  Mortgage Loans as of the related  Subsequent  Cut-Off Date and any other  information  reasonably  requested by the
Indenture Trustee or the Enhancer with respect to such Subsequent Mortgage Loans;

(ii)    such Seller  shall have  delivered  to the  Indenture  Trustee and the Enhancer a duly
executed  Subsequent  Transfer  Agreement   substantially  in  the  form  of  Exhibit  2,  (A)
confirming the  satisfaction  of each  condition  precedent and  representations  specified in this Section 2.2(b) and in Section  2.2(c) and in the related  Subsequent  Transfer  Agreement and (B) including a Mortgage Loan Schedule listing the Subsequent Mortgage Loans;

(iii)   as of each  Subsequent  Transfer  Date,  as  evidenced  by delivery  to the  Indenture
Trustee of the Subsequent  Transfer  Agreement in the form of Exhibit 2, the respective Seller shall not be insolvent, made insolvent by such transfer or aware of any pending insolvency;

(iv)    such sale and transfer shall not result in a material  adverse tax  consequence to the
Issuer  or,  due to any  action  or  inaction  on the part of the  respective  Seller,  to the
Securityholders or the Enhancer; and

(v)     the Enhancer  shall have  approved the sale of the  Subsequent  Mortgage  Loans (which approval shall not be  unreasonably  withheld)  within five (5) Business Days of receipt of an electronic file containing the  information  regarding the Subsequent  Mortgage Loans that was delivered  to the  Enhancer  prior to the Closing  Date with  respect to the Initial  Mortgage
Loans;  provided,  that if the Enhancer shall not have notified the respective Seller or GMACM within  such  five (5)  Business  Days that the  Enhancer  does not so  approve,  such sale of
Subsequent Mortgage Loans shall be deemed approved by the Enhancer.

        The obligation of the Issuer to purchase a Subsequent  Mortgage Loan on any Subsequent
Transfer  Date is subject  to the  following  conditions:  (i) each such  Subsequent  Mortgage
Loan must satisfy the  representations  and  warranties  specified  in the related  Subsequent
Transfer  Agreement  and this  Agreement;  (ii) no such Seller has  selected  such  Subsequent
Mortgage  Loans in a manner that it  reasonably  believes is adverse to the  interests  of the
Noteholders  or the  Enhancer  as of the  related  Subsequent  Cut-Off  Date  each  Subsequent
Mortgage Loan will satisfy the following  conditions:  (A) such  Subsequent  Mortgage Loan may not be 30 or more days  contractually  delinquent as of the related  Subsequent  Cut-Off Date;
(B) the  original  stated term to maturity of such  Subsequent  Mortgage  Loan will not exceed
360  months;  (C)  such  Subsequent  Mortgage  Loan  will  be  underwritten  substantially  in
accordance  with  the  criteria  set  forth  under   "Description  of  the  Mortgage  Loans --
Underwriting  Standards" in the Prospectus Supplement;  (D) such Subsequent Mortgage Loan must have a CLTV at origination of no more than 100.00%;  (E) such  Subsequent  Mortgage Loan shall not  provide  for  negative  amortization;  (F)  following  the  purchase  of such  Subsequent
Mortgage  Loans by the Issuer,  the  Mortgage  Loans  included in the Trust Estate must have a weighted average  interest rate, a weighted average  remaining term to maturity and a weighted average  CLTV at  origination,  as of  each  Subsequent  Cut-Off  Date,  that  does  not  vary materially  from the Initial  Mortgage Loans included  initially in the Trust Estate,  and the percentage  of Mortgage  Loans (by  aggregate  principal  balance)  that are secured by second liens on the related  Mortgaged  Properties shall be no greater than the percentage of Initial
Mortgage  Loans;  (G) such  Subsequent  Mortgage Loan must be secured by a mortgage in a first or second lien  position;  (H) such  Subsequent  Mortgage  Loan must not have an interest rate below 5.00%;  (J) following the purchase of such Subsequent  Mortgage Loan by the Issuer,  the
Subsequent  Mortgage Loans included in the Trust Estate must have a weighted  average interest rate of at least 8.227%,  a weighted  average  Principal  Balance of not more than $55,000,  a concentration  in any one  state of more than  25.00%;  and (K) the  remaining  term to stated
maturity of such Subsequent Mortgage Loan must not extend beyond April 1, 2036;.

        Subsequent  Mortgage  Loans with  characteristics  materially  varying  from those set forth  above may be  purchased  by the Issuer  and  included  in the Trust  Estate if they are acceptable  to the  Enhancer,  in its  reasonable  discretion;  provided,  however,  that  the addition  of  such  Subsequent  Mortgage  Loans  will  not  materially  affect  the  aggregate characteristics of the Mortgage Loans in the Trust Estate.

        Neither of the Sellers shall  transfer  Subsequent  Mortgage  Loans with the intent to mitigate losses on Mortgage Loans previously transferred.

(c)     Within five Business Days after each Subsequent  Transfer Date, GMACM shall deliver to the Rating  Agencies,  the  Indenture  Trustee and the Enhancer a copy of the a Mortgage  Loan
Schedule reflecting the Subsequent Mortgage Loans in electronic format.

(d)     In the event that a mortgage  loan is not  acceptable  to the Enhancer as a Subsequent
Mortgage  Loan  pursuant to Section  2.2(b)(vi)  hereof,  the  Enhancer and GMACM may mutually agree to the  transfer of such  mortgage  loan to the Issuer as a  Subsequent  Mortgage  Loan, subject to any  increase  in the  Overcollateralization  Amount that may be agreed to by GMACM and the Enhancer  pursuant to the Indenture,  in which event GMACM shall deliver to the Issuer and the Indenture Trustee, with a copy to the Enhancer,  an Officer's  Certificate  confirming the agreement to the transfer of such  Subsequent  Mortgage Loan and  specifying the amount of such increase in the  Overcollateralization  Amount,  which  additional  Overcollateralization
Amount may not be contributed by GMACM.

Section 2.3    Payment of Purchase Price.

(a)     The sale of the Initial  Mortgage Loans shall take place on the Closing Date,  subject to and  simultaneously  with the deposit of the Initial  Mortgage Loans into the Trust Estate, the deposit of the Original  Pre-Funded  Amount and the Interest  Coverage Amount into the Pre
Funding Account and the Capitalized  Interest Account,  respectively,  and the issuance of the
Securities.  The  purchase  price  for the  GMACM  Initial  Mortgage  Loans  to be paid by the
Purchaser  to  GMACM on the  Closing  Date  shall be an  amount  equal to  $451,557,753.48  in immediately  available funds,  together with the Certificates,  in respect of the Cut-Off Date
Principal  Balances  thereof.  The purchase price for the WG Trust 2003 Initial Mortgage Loans to be paid by the  Purchaser to WG Trust  2003 on the Closing Date shall be an amount equal to
$176,198,950.72  in  immediately  available  funds,  in respect of the Cut-Off Date  Principal
Balances  thereof.  The purchase price paid for any Subsequent  Mortgage Loan by the Indenture
Trustee  from funds on deposit in the  Pre-Funding  Account,  at the  direction of the Issuer.
terms hereunder shall be one-hundred  percent (100%) of the Subsequent  Cut-Off Date Principal
Balance  thereof  (as  identified  on the  Mortgage  Loan  Schedule  attached  to the  related
Subsequent Transfer Agreement provided by GMACM).

(b)     In  consideration  of the sale of the  GMACM  Initial  Mortgage  Loans by GMACM to the
Purchaser on the Closing Date,  the  Purchaser  shall pay to GMACM on the Closing Date by wire transfer of  immediately  available  funds to a bank account  designated by GMACM,  the amount specified  above in paragraph (a) for the GMACM Initial  Mortgage Loans;  provided,  that such
payment  may  be  on  a  net  funding  basis  if  agreed  by  GMACM  and  the  Purchaser.   In
consideration of the sale of any Subsequent  Mortgage Loan by GMACM to the Issuer,  the Issuer
shall  pay to  GMACM  by wire  transfer  of  immediately  available  funds  to a bank  account designated  by  GMACM,  the  amount  specified  above in  paragraph  (a) for  each  Subsequent
Mortgage Loan sold by GMACM.

(c)     In  consideration  of the sale of the WG Trust 2003 Initial Mortgage Loans by WG Trust
2003 to the  Purchaser on the Closing Date,  the  Purchaser  shall pay to WG Trust 2003 on the
Closing Date by wire transfer of immediately  available funds to a bank account  designated by
WG Trust  2003,  the amount  specified  above in paragraph  (a) for the WG Trust  2003 Initial
Mortgage  Loans;  provided,  that  such  payment  may be on a net  funding  basis if agreed by
WG Trust 2003 and the  Purchaser.  In  consideration  of the sale of any  Subsequent  Mortgage
Loan by WG Trust  2003 to the Issuer,  the Issuer shall pay to WG Trust  2003 by wire transfer of  immediately  available  funds to a bank account  designated by WG Trust  2003,  the amount specified above in paragraph (a) for each Subsequent Mortgage Loan sold by WG Trust 2003.

ARTICLE III

                               REPRESENTATIONS AND WARRANTIES;
                                     REMEDIES FOR BREACH

Section 3.1    Representations   and  Warranties.   GMACM   represents  and  warrants  to  the
Purchaser,  as of the Closing Date and as of each  Subsequent  Transfer  Date (or if otherwise specified below, as of the date so specified):

        (a)    As to GMACM:

(i)     GMACM is a corporation  duly  organized,  validly  existing and in good standing under the  laws of the  jurisdiction  governing  its  creation  and  existence  and is or will be in compliance  with the laws of each  state in which any  Mortgaged  Property  is  located to the extent necessary to ensure the enforceability of each Mortgage Loan;

(ii)    GMACM  has the  power  and  authority  to  make,  execute,  deliver  and  perform  its obligations  under this  Agreement  and each  Subsequent  Transfer  Agreement to which it is a party and all of the transactions  contemplated  under this Agreement and each such Subsequent
Transfer  Agreement,  and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement and each such Subsequent Transfer Agreement;

(iii)   GMACM is not  required  to obtain  the  consent of any other  Person or any  consents, licenses,  approvals or  authorizations  from, or  registrations  or  declarations  with,  any governmental  authority,  bureau  or  agency  in  connection  with  the  execution,  delivery, performance,  validity  or  enforceability  of  this  Agreement  or  any  Subsequent  Transfer
Agreement, except for such consents, licenses,  approvals or authorizations,  or registrations or declarations, as shall have been obtained or filed, as the case may be;

(iv)    The execution and delivery of this Agreement and any Subsequent  Transfer Agreement by
GMACM  and its  performance  and  compliance  with the terms of this  Agreement  and each such
Subsequent  Transfer  Agreement  will not violate  GMACM's  Certificate  of  Incorporation  or
Bylaws or constitute a material  default (or an event which,  with notice or lapse of time, or both,  would  constitute a material  default)  under, or result in the material breach of, any material  contract,  agreement or other  instrument  to which GMACM is a party or which may be applicable to GMACM or any of its assets;

(v)     No litigation before any court,  tribunal or governmental  body is currently  pending, or to the knowledge of GMACM  threatened,  against GMACM or with respect to this  Agreement or any Subsequent  Transfer  Agreement  that in the opinion of GMACM has a reasonable  likelihood of resulting in a material adverse effect on the  transactions  contemplated by this Agreement or any Subsequent Transfer Agreement;

(vi)    Reserved;

(vii)   This  Agreement  and  each  Subsequent  Transfer  Agreement  to  which  it is a party, constitutes  a legal,  valid and binding  obligation  of GMACM,  enforceable  against GMACM in accordance with its terms,  except as enforceability may be limited by applicable  bankruptcy, insolvency,  reorganization,  moratorium  or other  similar  laws now or  hereafter  in effect affecting the  enforcement of creditors'  rights in general and except as such  enforceability may be limited by general  principles of equity (whether  considered in a proceeding at law or in equity) or by public policy with respect to  indemnification  under  applicable  securities laws;

(viii)  This  Agreement  constitutes a valid  transfer and  assignment to the Purchaser of all right,  title and interest of GMACM in and to the GMACM Initial Mortgage Loans,  including the
Cut-Off Date Principal  Balances with respect to the GMACM Initial  Mortgage Loans, all monies due or to become due with respect  thereto,  and all  proceeds of such Cut-Off Date  Principal
Balances  with  respect  to the GMACM  Initial  Mortgage  Loans;  and this  Agreement  and the related Subsequent  Transfer  Agreement,  when executed,  will constitute a valid transfer and assignment  to the  Issuer of all right,  title and  interest  of GMACM in and to the  related
Subsequent  Mortgage Loans,  including Cut-off Date Principal Balances existing on the related
Subsequent  Cut-Off  Date and all monies due or to become due with  respect  thereto,  and all proceeds of each Subsequent Cut-Off Date Principal Balances; and

(ix)    GMACM is not in  default  with  respect  to any  order or  decree  of any court or any order,  regulation or demand of any federal,  state,  municipal or governmental  agency, which default might have  consequences  that would  materially  and  adversely  affect the condition
(financial or otherwise) or operations of GMACM or its  properties or might have  consequences that would materially adversely affect its performance hereunder;

        (b)    As to each Initial  Mortgage Loan (except as otherwise  specified  below) as of the  Closing  Date,  or  with  respect  to each  Subsequent  Mortgage  Loan as of the  related
Subsequent Transfer Date (except as otherwise specified below):

(i)     The information set forth in the Mortgage Loan Schedule with respect to each Mortgage
Loan or the Mortgage Loans is true and correct in all material respects as of the date or dates respecting which such information is initially furnished;

(ii)    With respect to each of the WG Trust  Initial  Mortgage Loans or, as  applicable,  any the  Subsequent  Mortgage  Loans sold by WG Trust 2003 as of each Prior Transfer Date: (A) the related  Mortgage  Note and the  Mortgage  had not been  assigned or  pledged,  except for any assignment  or pledge  that has been  satisfied  and  released,  (B) immediately  prior to the assignment  of such  Mortgage  Loans to Walnut  Grove,  GMACM had good title  thereto  and (C)
immediately  prior to such  assignment,  GMACM was the sole owner and  holder of the  Mortgage
Loan  free and  clear of any and all  liens,  encumbrances,  pledges,  or  security  interests
(other  than,  with respect to any Mortgage  Loan in a second lien  position,  the lien of the related  first  mortgage)  of  any  nature  and  had  full  right  and  authority,  under  all governmental and regulatory  bodies having  jurisdiction  over the ownership of the applicable
Mortgage  Loan,  to sell and assign the same  pursuant to the related  Walnut  Grove  Purchase
Agreement;

(iii)   With respect to the GMACM Initial  Mortgage  Loans or, as  applicable,  any Subsequent
Mortgage Loans sold by GMACM as of each respective  Subsequent  Transfer Date: (A) the related
Mortgage Note and the Mortgage have not been  assigned or pledged,  except for any  assignment or pledge that has been  satisfied and released,  (B) immediately  prior to the  assignment of the Mortgage Loans to the  Purchaser(or  to the Issuer in the case of the Subsequent  Mortgage
Loans  sold by  GMACM),  GMACM had good  title  thereto  and (C)  GMACM is the sole  owner and holder of the Mortgage  Loan free and clear of any and all liens,  encumbrances,  pledges,  or security  interests  (other than, with respect to any Mortgage Loan in a second lien position, the lien of the  related  first  mortgage)  of any nature  and has full  right and  authority, under all governmental  and regulatory  bodies having  jurisdiction  over the ownership of the applicable  Mortgage  Loans to sell and  assign the same  pursuant  to this  Agreement  or the related Subsequent Transfer Agreement, as applicable;

(iv)    To the best of GMACM's  knowledge,  there is no valid offset,  defense or counterclaim of any obligor under any Mortgage Note or Mortgage;

(v)     To the best of GMACM's  knowledge,  there is no  delinquent  recording or other tax or fee or assessment lien against any related Mortgaged Property;

(vi)    To the best of GMACM's  knowledge,  there is no proceeding  pending or threatened  for the total or partial condemnation of the related Mortgaged Property;

(vii)   To the best of GMACM's  knowledge,  there are no mechanics' or similar liens or claims which have been filed for work,  labor or material  affecting the related  Mortgaged  Property which are, or may be liens  prior or equal to, or  subordinate  with,  the lien of the related
Mortgage,  except  liens  which are  fully  insured  against  by the  title  insurance  policy referred to in clause (xi);

(viii)  As of the Cut-Off Date or related  Subsequent  Cut-Off  Date,  no Mortgage Loan was 30 days or more delinquent in payment of principal or interest;

(ix)    With respect to the GMACM Initial  Mortgage  Loans or, as  applicable,  any Subsequent
Mortgage  Loans  sold by GMACM,  the  related  Mortgage  File  contains  or will  contain,  in accordance  with the  definition of "Mortgage  File" in Appendix A to the  Indenture,  each of the documents and instruments  specified to be included  therein (it being understood that the
Custodian  maintains  the  Mortgage  Note  related  to each  Mortgage  File  and the  Servicer maintains  the  remainder  of the items to be included in the  Mortgage  File  pursuant to the terms of this Agreement);

(x)     The related  Mortgage  Note and the related  Mortgage at the time it was made complied in all material respects with applicable  local,  state and federal laws,  including,  but not limited to, applicable predatory lending laws;

(xi)    A title search or other assurance of title customary in the relevant  jurisdiction was obtained with respect to each Mortgage Loan;

(xii)   None of the Mortgaged  Properties is a mobile home or a manufactured housing unit that is not permanently attached to its foundation;

(xiii)  As of the Cut-Off Date,  (a) no more than  approximately  25.69%,  22.66% and 7.05% of the Initial  Mortgage Loans, by Cut-Off Date  Principal,  are secured by Mortgaged  Properties located in California and Florida, respectively;

(xiv)   As of the Cut-Off Date or Subsequent  Cut-Off Date, the Combined  Loan-to-Value  Ratio
for each Mortgage Loan was not in excess of 100.00%;

(xv)    GMACM has not  transferred  the GMACM Initial  Mortgage  Loans to the Purchaser or any
Subsequent  Mortgage  Loans to the Issuer  with any intent to hinder,  delay or defraud any of its creditors;

(xvi)   As of the Cut-Off  Date,  no more than  approximately  44.97% of the Initial  Mortgage
Loans, by Cut-Off Date Principal Balance,  are secured by Mortgaged  Properties which may have been appraised  using a statistical  property  evaluation  method and all of the appraisals on such Mortgaged  Properties  have been  delivered by Basis100 Inc. (also known as Solimar);  no more than  approximately  4.75% of the  Initial  Mortgage  Loans,  by Cut-Off  Date  Principal
Balance,  are secured by Mortgaged  Properties  which may have been appraised  using the GMACM
Stated Value  method;  no more than  approximately  0.45% of the Initial  Mortgage  Loans,  by
Cut-Off  Date  Principal  Balance,  are secured by  Mortgaged  Properties  which may have been appraised using a tax assessment;  no more than  approximately  0.55% of the Initial  Mortgage
Loans, by Cut-Off Date Principal Balance,  are secured by Mortgaged  Properties which may have been  appraised  using a broker  price  opinion;  no more  than  approximately  29.11%  of the
Initial  Mortgage  Loans,  by  Cut-Off  Date  Principal  Balance,  are  secured  by  Mortgaged
Properties  which may have been appraised  using a URAR Form 1004; no more than  approximately
2.21% of the  Initial  Mortgage  Loans,  by Cut-Off  Date  Principal  Balance,  are secured by
Mortgaged  Properties  which may have been  appraised  using a Drive-By Form 704; no more than approximately  17.12% of the Initial  Mortgage Loans, by Cut-Off Date Principal  Balance,  are
secured by  Mortgaged  Properties  which may have been  appraised  using  Form 2055  (Exterior
Only);  no more than  approximately  0.85% of the  Initial  Mortgage  Loans,  by Cut-Off  Date
Principal Balance,  are secured by Mortgaged  Properties which may have been appraised using a
Form 2055 (with  Interior  Inspection);  and none of the Initial  Mortgage  Loans,  by Cut-Off
Date  Principal  Balance,  are secured by Mortgaged  Properties  which may have been appraised using a Form 2065;

(xvii)  Within a loan type,  and except as required by applicable  law, each Mortgage Note and each Mortgage is an enforceable obligation of the related Mortgagor;

(xviii) To the best  knowledge of GMACM,  the physical  property  subject to each  Mortgage is free of material damage and is in acceptable repair;

(xix)   GMACM has not  received a notice of default of any senior  mortgage  loan related to a
Mortgaged Property which has not been cured by a party other than the Servicer;

(xx)    None of the Mortgage Loans is a reverse mortgage loan;

(xxi)   No Initial Mortgage Loan has an original term to maturity in excess of 360 months;

(xxii)  As of the Cut-Off Date,  all of the Initial  Mortgage  Loans are fixed rate. As of the
Cut-Of Date,  0.16% of the Initial  Mortgage  Loans,  by Cut-Off Date  Principal,  require the
Mortgagor to make  payments of interest,  but not  principal,  for the first five or ten years following  origination  and 30.36% of the Initial  Mortgage  Loans, by Cut-Off Date Principal,
are Balloon  Mortgage  Loans.  As of the Cut-Off Date, the Loan Rates on the Initial  Mortgage
Loans range  between  5.300% and 15.435%.  As of the Cut-Off Date,  the weighted  average Loan
Rate for the Initial Mortgage Loans is approximately  8.227%.  The weighted average  remaining term to scheduled  maturity of the Initial  Mortgage  Loans on a  contractual  basis as of the
Cut-Off Date is approximately 228 months;

(xxiii) (A) Each  Mortgaged  Property  consists  of a single  parcel of real  property  with a single family or two- to four-family  residence erected thereon, or an individual  condominium unit,  planned unit  development  unit,  manufactured  housing  unit or a townhouse.  (B) With
respect to the Initial  Mortgage Loans, (a)   approximately  81.15% (by Cut-Off Date Principal
Balance)  are  secured  by real  property  with a single  family  residence  erected  thereon,
(b) approximately  9.96% (by Cut-Off  Date  Principal  Balance)  are secured by real  property improved by planned  development  units,  (c) approximately  5.90% (by Cut-Off Date  Principal
Balance)  are  secured  by  real   property   improved  by   individual   condominium   units,
(d) approximately  1.04% (by Cut-Off Date Principal Balance) are secured by real property with a two- to four-family  residence  erected  thereon,  (e) approximately  0.03% (by Cut-Off Date
Principal  Balance) are secured by real  property  improved by  townhouses,  and (f) 0.14% are secured by real property improved by manufactured housing;

(xxiv)  As of the Cut-Off Date, no Initial Mortgage Loan had a principal  balance in excess of
$657,882.89.

(xxv)   No more  than  approximately  94.15%  of the  Initial  Mortgage  Loans,  by  aggregate
Principal Balance as of the Cut-Off Date, are secured by second liens;

(xxvi)  A policy of hazard  insurance and flood  insurance,  if applicable,  was required from the Mortgagor for the Mortgage Loan when the Mortgage Loan was originated;

(xxvii) Other than with respect to a payment default,  there is no material  default,  breach, violation or event of  acceleration  existing under the terms of any Mortgage Note or Mortgage and, to the best of GMACM's  knowledge,  no event  which,  with notice and  expiration  of any grace or cure period,  would  constitute  a material  default,  breach,  violation or event of acceleration  under the terms of any Mortgage Note or Mortgage,  and no such material default, breach,  violation or event of  acceleration  has been waived by GMACM involved in originating or servicing the related Mortgage Loan;

(xxviii)       No  instrument  of release or waiver has been executed by GMACM or, to the best knowledge  of GMACM,  by any other  person,  in  connection  with the Mortgage  Loans,  and no
Mortgagor  has been  released  by GMACM  or,  to the best  knowledge  of  GMACM,  by any other person, in whole or in part from its obligations in connection therewith;

(xxix)  With respect to each  Mortgage  Loan  secured by a second lien,  either (a) no consent for such Mortgage  Loan was required by the holder or holders of the related  prior lien,  (b)
such  consent  has been  obtained  and is  contained  in the related  Mortgage  File or (c) no consent for such Mortgage Loan was required by relevant law;

(xxx)   With respect to each  Mortgage  Loan, to the extent  permitted by applicable  law, the related  Mortgage  contains a customary  provision for the  acceleration of the payment of the unpaid Principal Balance of the Mortgage Loan in the event the related  Mortgaged  Property is sold without the prior consent of the mortgagee thereunder;

(xxxi)  No Mortgage Loan  provides for payments  that are subject to reduction by  withholding taxes levied by foreign (non-United States) sovereign government;

(xxxii) None of the Mortgage  Loans are "high cost loans"  subject to the Home  Ownership  and
Equity Protection Act of 1994;

(xxxiii)       As of the Cut-Off  Date,  none of the  Mortgage  Loans are "High Cost Loans" or
"Covered  Loans" (as such terms are  defined in the  version of  Appendix E to the  Standard &
Poor's LEVELS Glossary in effect as of the Closing Date);

(xxxiv) None of the Initial Mortgage Loans are secured by Mortgaged  Properties located in the
State of Georgia and no  Subsequent  Mortgage  Loan shall be secured by  Mortgaged  Properties located in the State of Georgia if such  Mortgage  Loan was  originated  prior to June 7, 2003 and subsequent to October 1, 2002;

(xxxv)  Each  Initial  Mortgage  Loan   constitutes  a  "qualified   mortgage"  under  Section
860G(a)(3)(A) of the Code and Treasury Regulation Section 1.860G-2(a)(1); and

(xxxvi) GMACM used no selection  procedures  that  identified the Mortgage Loans as being less desirable or valuable than other  comparable  mortgage  loans  originated or acquired by GMACM under the GMACM  Home  Equity  Program.  The  Mortgage  Loans are  representative  of  GMACM's portfolio  of home  equity  lines of credit that were  originated  under the GMACM Home Equity
Program.

               With  respect  to this  Section  3.1(b),  representations  made by  GMACM  with respect to the WG Trust  Initial  Mortgage  Loans,  made as of the Cut-Off Date or the Closing
Date or with respect to the  Subsequent  Mortgage  Loans sold by WG Trust  2003 and made as of the  Subsequent  Cut-Off  Date or the  Subsequent  Transfer  Date,  are  made by  GMACM in its capacity as  Servicer.  Representations  made by GMACM with  respect to the  WG Trust  Initial
Mortgage  Loans or the  Subsequent  Mortgage  Loans sold by  WG Trust  2003 and made as of any other date, are made by GMACM in its capacity as Seller.

        (c)    [Reserved].

        (d)    WG Trust 2003  Representations  and  Warranties.  WG Trust 2003  represents and warrants to the Purchaser, as of the Closing Date and as of each Subsequent Transfer Date:

        (I)    As to WG Trust 2003:

(i)     WG Trust 2003 is a Delaware statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware;

(ii)    WG Trust  2003 has the power and authority to make,  execute,  deliver and perform its obligations  under this  Agreement  and each  Subsequent  Transfer  Agreement to which it is a party and all of the transactions  contemplated  under this Agreement and each such Subsequent
Transfer  Agreement,  and has taken all necessary action to authorize the execution,  delivery and performance of this Agreement and each such Subsequent Transfer Agreement;

(iii)   WG Trust  2003 is not  required  to obtain  the  consent  of any  other  Person or any consents,  licenses,  approvals or authorizations from, or registrations or declarations with, any  governmental  authority,  bureau or agency in connection  with the  execution,  delivery, performance,  validity  or  enforceability  of  this  Agreement  or  any  Subsequent  Transfer
Agreement, except for such consents, licenses,  approvals or authorizations,  or registrations or declarations, as shall have been obtained or filed, as the case may be;

(iv)    The execution and delivery of this Agreement and any Subsequent  Transfer Agreement by
WG Trust 2003 and its  performance  and  compliance  with the terms of this Agreement and each such Subsequent Transfer Agreement will not violate WG Trust 2003's  organizational  documents or  constitute a material  default (or an event which,  with notice or lapse of time, or both, would  constitute  a  material  default)  under,  or result in the  material  breach  of,  any material  contract,  agreement or other  instrument to which WG Trust 2003 is a party or which may be applicable to WG Trust 2003 or any of its assets;

(v)     No litigation before any court,  tribunal or governmental  body is currently  pending, or to the  knowledge of WG Trust  2003  threatened,  against  WG Trust 2003 or with respect to this Agreement or any Subsequent  Transfer  Agreement that in the opinion of WG Trust 2003 has a  reasonable  likelihood  of  resulting  in a  material  adverse  effect on the  transactions contemplated by this Agreement or any Subsequent Transfer Agreement;

(vi)    This  Agreement  and  each  Subsequent  Transfer  Agreement  to  which  it is a  party constitutes  a legal,  valid and binding  obligation  of WG Trust  2003,  enforceable  against
WG Trust  2003 in  accordance  with its  terms,  except as  enforceability  may be  limited by applicable  bankruptcy,  insolvency,  reorganization,  moratorium or other similar laws now or hereafter in effect  affecting the  enforcement of creditors'  rights in general and except as such  enforceability may be limited by general  principles of equity (whether  considered in a proceeding  at law or in equity) or by public  policy with  respect to  indemnification  under applicable securities laws;

(vii)   This  Agreement  constitutes a valid  transfer and  assignment to the Purchaser of all right,  title and  interest of WG Trust  2003 in and to the  WG Trust  2003  Initial  Mortgage
Loans,  including  the Cut-Off Date  Principal  Balances  with  respect to the  WG Trust  2003
Initial  Mortgage  Loans,  all  monies  due or to become  due with  respect  thereto,  and all proceeds of such Cut-Off Date  Principal  Balances  with respect to the WG Trust  2003 Initial
Mortgage  Loans;  and this  Agreement  and the related  Subsequent  Transfer  Agreement,  when executed,  will  constitute a valid transfer and assignment to the Issuer of all right,  title and interest of WG Trust 2003 in and to the related Subsequent  Mortgage Loans,  including the
Cut-Off Date Principal  Balances existing on the related  Subsequent  Cut-Off Date, all monies due or to become due with  respect  thereto,  and all  proceeds  thereof and such funds as are from time to time  deposited in the  Custodial  Account  (excluding  any  investment  earnings thereon)  as  assets  of the  Trust and all other  property  specified  in the  definition  of
"Trust" as being part of the corpus of the Trust  conveyed to the Purchaser by WG Trust  2003;
and

(viii)  WG Trust  2003 is not in default  with  respect to any order or decree of any court or any order,  regulation  or demand of any federal,  state,  municipal or  governmental  agency, which  default  might  have  consequences  that  would  materially  and  adversely  affect the condition  (financial or otherwise) or operations of WG Trust 2003 or its  properties or might have consequences that would materially adversely affect its performance hereunder.

        (II)   As to the WG Trust 2003 Initial  Mortgage Loans as of the Closing Date, or with respect to each Subsequent Mortgage Loan as of the related Subsequent Transfer Date:

(i)     With respect to the WG Trust 2003 Initial Mortgage Loans or, as applicable, any
Subsequent Mortgage Loans sold by WG Trust 2003: (A) the related Mortgage Note and the
Mortgage have not been assigned or pledged, except for any assignment or pledge that has been satisfied and released, (B) immediately prior to the assignment of such Mortgage Loans to the Purchaser (or to the Issuer in the case of the Subsequent Mortgage Loans sold by
WG Trust 2003), WG Trust 2003 had good title thereto and (C) WG Trust 2003 is the sole owner and holder of the Mortgage Loan free and clear of any and all liens, encumbrances, pledges, or security interests (other than, with respect to any Mortgage Loan in a second lien position, the lien of the related first mortgage) of any nature and has full right and authority, under all governmental and regulatory bodies having jurisdiction over the ownership of the applicable Mortgage Loans to sell and assign the same pursuant to this
Agreement;

(ii)    For each  WG Trust  2003 Initial  Mortgage  Loans or, as  applicable,  any  Subsequent
Mortgage  Loans sold by WG Trust  2003,  the related  Mortgage  File  contains or will contain each of the documents and  instruments  specified to be included  therein in the definition of
"Mortgage  File" in  Appendix  A to the  Indenture  (it being  understood  that the  Custodian maintains  the Mortgage  Note related to each  Mortgage  File and the Servicer  maintains  the remainder  of the items to be  included  in the  Mortgage  File  pursuant to the terms of this
Agreement);
(iii)   WG Trust  2003 has not  transferred  the WG Trust 2003 Initial  Mortgage  Loans to the
Purchaser with any intent to hinder, delay or defraud any of its creditors; and

(iv)    No  instrument  of release or waiver has been  executed by WG Trust 2003 in connection with the WG Trust  Initial  Mortgage  Loans,  and no Mortgagor  has been  released by WG Trust
2003, in whole or in part, from its obligations in connection therewith.

        (e)    Remedies.  Upon  discovery  by any  Seller  or  GMACM or upon  notice  from the
Purchaser,  the  Enhancer,  the  Issuer,  the Owner  Trustee,  the  Indenture  Trustee  or the
Custodian, as applicable,  of a breach of such Seller's or GMACM's respective  representations or warranties  in paragraphs  (a) or (d)(I) above that  materially  and adversely  affects the interests of the Securityholders or the Enhancer,  as applicable,  in any Mortgage Loan, GMACM or WG Trust  2003,  as  applicable,  shall,  within 90 days of its discovery or its receipt of notice of such  breach,  either (i) cure such breach in all  material  respects or (ii) to the extent that such breach is with respect to a Mortgage Loan or a Related  Document,  either (A)
repurchase  such Mortgage Loan from the Issuer at the Repurchase  Price, or (B) substitute one or more  Eligible  Substitute  Loans for such  Mortgage  Loan,  in each case in the manner and subject to the conditions and limitations set forth below.

        Upon  discovery  by any  Seller  or  GMACM or upon  notice  from  the  Purchaser,  the
Enhancer,  the Issuer,  GMACM, the Owner Trustee,  the Indenture Trustee or the Custodian,  as
applicable,  of a breach of a Seller's or GMACM's  representations or warranties in paragraphs
(b) or  (d)(II)  above,  with  respect  to any  Mortgage  Loan,  or upon the  occurrence  of a
Repurchase   Event,   that   materially   and   adversely   affects  the   interests   of  the
Securityholders,  the Enhancer or the  Purchaser in such  Mortgage Loan (notice of which shall be given to the  Purchaser  by the  respective  Seller or GMACM,  if it  discovers  the same), notwithstanding  such  Seller's or GMACM's lack of knowledge  with respect to the substance of such  representation and warranty,  such Seller or GMACM, as the case may be, shall, within 90 days after the earlier of its discovery or receipt of notice  thereof,  or, if such breach has the effect of making the Mortgage  Loan fail to be a "qualified  mortgage"  within the meaning of Section 860G of the Internal  Revenue Code,  within 90 days after the discovery  thereof by either such Seller,  the Servicer,  the Issuer,  the Owner Trustee,  the Indenture  Trustee or
the Purchaser either cure such breach or Repurchase  Event in all material  respects or either
(i)  repurchase  such  Mortgage  Loan  from  the  Issuer  at the  Repurchase  Price,  or  (ii)
substitute one or more Eligible  Substitute  Loans for such Mortgage Loan, in each case in the manner and  subject to the  conditions  set forth  below.  The  Repurchase  Price for any such
Mortgage  Loan  repurchased  by such  Seller  or GMACM  shall be  deposited  or  caused  to be deposited by the Servicer  into the  Custodial  Account.  Any purchase of a Mortgage  Loan due to a Repurchase Event shall be the obligation of GMACM.

        In  furtherance  of  the  foregoing,  if  GMACM  or the  Seller  that  repurchases  or substitutes  a Mortgage  Loan is not a member of MERS and the  Mortgage is  registered  on the
MERS(R)System,  GMACM, at its own expense and without any right of  reimbursement,  shall cause
MERS to execute and deliver an assignment  of the Mortgage in recordable  form to transfer the
Mortgage  from MERS to GMACM or the Seller and shall cause such  Mortgage  to be removed  from registration on the MERS(R)System in accordance with MERS' rules and regulations.

        In the event that any Seller  elects to  substitute  an  Eligible  Substitute  Loan or
Loans for a Deleted  Loan  pursuant to this  Section  3.1,  such Seller  shall  deliver to the
Custodian on behalf of the Issuer,  with respect to such  Eligible  Substitute  Loan or Loans, the original  Mortgage Note,  with the Mortgage Note endorsed as required under the definition of "Mortgage File" and shall deliver the other  documents  required to be part of the Mortgage
File  to the  Servicer.  No  substitution  will  be  made  in any  calendar  month  after  the
Determination  Date for such month.  Monthly Payments due with respect to Eligible  Substitute
Loans  in the  month  of  substitution  shall  not be part of the  Trust  Estate  and  will be retained by the Servicer  and  remitted by the Servicer to such Seller on the next  succeeding
Payment Date,  provided that a payment at least equal to the  applicable  Monthly  Payment for such month in respect of the Deleted  Loan has been  received by the Issuer.  For the month of substitution,  distributions to the Note Payment Account  pursuant to the Servicing  Agreement will  include the Monthly  Payment due on a Deleted  Loan for such month and  thereafter  such
Seller  shall be  entitled to retain all amounts  received  in respect of such  Deleted  Loan.
The  Servicer  shall amend or cause to be amended the  Mortgage  Loan  Schedule to reflect the removal of such Deleted Loan and the  substitution  of the Eligible  Substitute  Loan or Loans and the Servicer shall deliver the amended  Mortgage Loan Schedule to the Owner  Trustee,  the
Indenture Trustee and the Enhancer.  Upon such substitution,  the Eligible  Substitute Loan or
Loans  shall be subject to the terms of this  Agreement  and the  Servicing  Agreement  in all respects,  GMACM shall be deemed to have made the  representations and warranties with respect to the Eligible  Substitute  Loan  contained  herein set forth in Section  3.1(b)  (other than clauses (viii) (xiii),  (xxiv),  (xxv)(B),  (xxvi) and (xxvii)  thereof and other than clauses
(iii) and (ix)  thereof in the case of  Eligible  Substitute  Loans  substituted  by  WG Trust
2003);  if the  Seller  is  WG Trust  2003,  WG Trust  2003  shall be  deemed to have made the representations and warranties set forth in Section  3.1(d)(II);  in each case, as of the date of  substitution,  and the related  Seller shall be deemed to have made a  representation  and warranty that each  Mortgage  Loan so  substituted  is an Eligible  Substitute  Loan as of the date of  substitution.  In addition,  GMACM shall be obligated to repurchase or substitute for any  Eligible  Substitute  Loan as to  which a  Repurchase  Event  has  occurred  as  provided herein.  In connection  with the  substitution  of one or more Eligible  Substitute  Loans for one or  more  Deleted  Loans,  the  Servicer  shall  determine  the  amount  (such  amount,  a
"Substitution  Adjustment  Amount"),  if any, by which the aggregate  principal balance of all such  Eligible  Substitute  Loans as of the date of  substitution  is less than the  aggregate principal  balance of all such Deleted Loans (after  application  of the principal  portion of the Monthly  Payments due in the month of substitution  that are to be distributed to the Note
Payment  Account in the month of  substitution).  Such Seller shall deposit the amount of such shortfall into the Custodial  Account on the date of substitution,  without any  reimbursement therefor.

        Notwithstanding  the  foregoing,  with respect to any Mortgage Loan for which a breach of Section  3.1(b)(xv)  has  occurred,  no  substitutions  will be allowed  unless GMACM or WG
Trust pays to the  Servicer,  an amount  sufficient  to indemnify  the Trust Fund,  Purchaser,
Issuer,  Enhancer  and  Indenture  Trustee  against any  losses,  damages,  penalties,  fines, forfeitures,  reasonable  and necessary  legal fees and related  costs,  judgments,  and other costs and  expenses  resulting  from any  claim,  demand,  defense  or  assertion  based on or grounded upon, or resulting from, a breach of such representation.

        Upon  receipt by the  Indenture  Trustee on behalf of the Issuer and the  Custodian of written  notification,  signed by a Servicing Officer, of the deposit of such Repurchase Price or of such  substitution of an Eligible  Substitute  Loan (together with the complete  related
Mortgage  File) and  deposit of any  applicable  Substitution  Adjustment  Amount as  provided above,  the Custodian,  on behalf of the Indenture  Trustee,  shall (i) release to such Seller or  GMACM,  as the  case  may be,  the  related  Mortgage  Note for the  Mortgage  Loan  being repurchased  or  substituted  for,  (ii) cause the  Servicer  to  release  to such  Seller any remaining  documents in the related  Mortgage File which are held by the  Servicer,  and (iii)
the Indenture  Trustee on behalf of the Issuer shall execute and deliver such  instruments  of transfer or assignment  prepared by the Servicer,  in each case without recourse,  as shall be necessary  to vest in such  Seller or GMACM,  as the case may be, or its  respective  designee such Mortgage Loan released  pursuant  hereto and  thereafter  such Mortgage Loan shall not be an asset of the Issuer.

        It is understood  and agreed that the  obligation of each Seller and GMACM to cure any breach,  or to repurchase  or  substitute  for any Mortgage Loan as to which such a breach has occurred  and  is  continuing,  shall  constitute  the  sole  remedy  respecting  such  breach available  to the  Purchaser,  the Issuer,  the  Certificateholders  (or the Owner  Trustee on
behalf of the  Certificateholders)  and the Noteholders (or the Indenture Trustee on behalf of the Noteholders) against such Seller and GMACM.

        It is understood and agreed that the  representations and warranties set forth in this
Section 3.1  shall  survive  delivery of the  respective  Mortgage  Notes to the Issuer or the
Custodian.

ARTICLE IV

                                      SELLERS' COVENANTS

Section 4.1    Covenants of the Sellers.  Each Seller hereby  covenants  that,  except for the transfer hereunder and as of any Subsequent  Transfer Date, it will not sell,  pledge,  assign or transfer to any other Person,  or grant,  create,  incur or assume any Lien on any Mortgage
Loan,  or any  interest  therein.  Each  Seller  shall  notify  the Issuer (in the case of the
Initial  Mortgage Loans,  as assignee of the  Purchaser),  of the existence of any Lien (other than as provided  above) on any Mortgage Loan  immediately  upon discovery  thereof;  and each
Seller  shall  defend the right,  title and interest of the Issuer (in the case of the Initial
Mortgage  Loans,  as assignee of the  Purchaser)  in, to and under the Mortgage  Loans against all claims of third parties claiming  through or under such Seller;  provided,  however,  that nothing  in this  Section  4.1 shall be deemed  to apply to any Liens for  municipal  or other local taxes and other  governmental  charges if such taxes or  governmental  charges shall not at the time be due and payable or if any Seller  shall  currently be  contesting  the validity thereof in good faith by appropriate Proceedings.

ARTICLE V

                                          SERVICING

Section 5.1    Servicing.  GMACM shall  service the Mortgage  Loans  pursuant to the terms and conditions  of the  Servicing  Agreement  and the Program Guide and shall service the Mortgage
Loans directly or through one or more sub-servicers in accordance therewith.

ARTICLE VI

                            LIMITATION ON LIABILITY OF THE SELLERS

Section 6.1    Limitation  on  Liability  of the  Sellers.  None of the  directors,  officers, employees or agents of GMACM or WG Trust  2003 shall be under any  liability to the  Purchaser or the Issuer,  it being expressly  understood that all such liability is expressly waived and released as a condition  of, and as  consideration  for, the  execution of this  Agreement and any  Subsequent  Transfer  Agreement.  Except as and to the extent  expressly  provided in the
Servicing  Agreement,  GMACM and WG Trust 2003 shall not be under any liability to the Issuer, the Owner Trustee,  the Indenture Trustee or the  Securityholders.  GMACM or WG Trust 2003 and
any director,  officer,  employee or agent of GMACM or WG Trust 2003 may rely in good faith on any  document  of any  kind  prima  facie  properly  executed  and  submitted  by  any  Person respecting any matters arising hereunder.

ARTICLE VII

                                         TERMINATION

Section 7.1    Termination.  The obligations and  responsibilities of the parties hereto shall terminate upon the termination of the Trust Agreement.

ARTICLE VIII

                                   MISCELLANEOUS PROVISIONS

Section 8.1    Amendment.  This  Agreement  may be  amended  from time to time by the  parties hereto by written  agreement  with the prior written  consent of the Enhancer  (which  consent shall  not be  unreasonably  withheld),  provided  that the  Servicer,  the  Enhancer  and the
Indenture  Trustee  shall  have  received  an  Opinion  of  Counsel  to the  effect  that such amendment will not result in an Adverse REMIC Event).

Section 8.2    Governing  Law.  THIS   AGREEMENT   SHALL  BE  GOVERNED  BY  AND  CONSTRUED  IN
ACCORDANCE  WITH THE LAWS OF THE STATE OF NEW YORK,  WITHOUT  REGARD  TO THE  CONFLICT  OF LAW
PRINCIPLES  THEREOF,   OTHER  THAN  SECTIONS  5-1401  AND  5-1402  OF  THE  NEW  YORK  GENERAL
OBLIGATIONS  LAW, AND THE OBLIGATIONS,  RIGHTS AND REMEDIES OF THE PARTIES  HEREUNDER SHALL BE
DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 8.3    Notices.  Where this  Agreement  provides for notice,  certificates,  opinions, reports or similar  delivery to be given to any  transaction  party or to a Rating  Agency,  a copy of such document shall be contemporaneously  sent to the Enhancer.  All demands,  notices and  communications  hereunder shall be in writing and shall be deemed to have been duly given if  personally  delivered  at or mailed by  registered  mail,  postage  prepaid,  addressed as follows:

(a)     if to the GMACM:

                          GMAC Mortgage Corporation
                          100 Witmer Road
                          Horsham, Pennsylvania  10944
                          Attention: Barry Bier, Executive Vice President
                          Re:  GMACM Home Equity Loan Trust 2006-HE2;

(b)     if to WG Trust 2003:

                          Walnut Grove Mortgage Loan Trust 2003-A
                          c/o Wilmington Trust Company
                          1100 North Market Street
                          Wilmington, Delaware 19890
                          Attention: Walnut Grove Mortgage Loan Trust 2003-A
                          Re:  GMACM Home Equity Loan Trust 2006-HE2;

(c)     if to the Purchaser:

                          Residential Asset Mortgage Products, Inc.
                          8400 Normandale Lake Boulevard
                          Minneapolis, Minnesota 55437
                          Attention:President
                          Re:  GMACM Home Equity Loan Trust 2006-HE2;

(d)     if to the Indenture Trustee:

                          JPMorgan Chase, National Association
                          227 W. Monroe Street, 26th Floor
                          Chicago, IL 60606
                          Attention:  Worldwide Securities Services/Structured Finance
                          Services - GMACM Home Equity Loan Trust 2006-HE2;

(e)     if to the Issuer:

                          c/o Wilmington Trust Company, as Owner Trustee
                          Rodney Square North
                          1100 North Market Street
                          Wilmington, Delaware 19890-0001
                          Telecopier:  212-312-3215
                          Re:  Corporate Trust Services - GMACM Home Equity Loan Trust
                          2006-HE2; or

(f)     if to the Enhancer:

                          Financial Guaranty Insurance Company
                          125 Park Avenue,
                          New York, New York 10017
                          Attention:Structured Finance Surveillance
                          Re:  GMACM Home Equity Loan Trust 2006-HE2;
                          Telecopier:  (212) 312-3220;

or, with respect to any of the foregoing Persons, at such other address as may hereafter be furnished to the other foregoing Persons in writing.

Section 8.4    Severability  of Provisions.  If any one or more of the covenants,  agreements, provisions or terms of this Agreement  shall be held invalid for any reason  whatsoever,  then such covenants,  agreements,  provisions or terms shall be deemed severable from the remaining covenants,  agreements,  provisions or terms of this  Agreement and shall in no way affect the validity of enforceability of the other provisions of this Agreement.

Section 8.5    Relationship  of  Parties.   Nothing  herein   contained  shall  be  deemed  or
construed  to  create a  partnership  or joint  venture  among  the  parties  hereto,  and the services  of GMACM shall be rendered  as an  independent  contractor  and not as agent for the
Purchaser.

Section 8.6    Counterparts.  This  Agreement  may be executed in any number of  counterparts, each of which,  when so  executed,  shall be deemed to be an original  and such  counterparts, together, shall constitute one and the same agreement.

Section 8.7    Further  Agreements.  The  parties  hereto each agree to execute and deliver to the other  such  additional  documents,  instruments  or  agreements  as may be  necessary  or appropriate to effectuate the purposes of this Agreement.

Section 8.8    Intention of the Parties.  It is the  intention of the parties  hereto that the
Purchaser  will be  purchasing  on the Closing  Date,  and the Sellers  will be selling on the
Closing Date, the Initial  Mortgage Loans,  rather than the Purchaser  providing a loan to the
Sellers  secured by the Initial  Mortgage  Loans on the Closing Date; and that the Issuer will be  purchasing  on each  Subsequent  Transfer  Date,  and the Sellers  will be selling on each
Subsequent  Transfer  Date,  the related  Subsequent  Mortgage  Loans,  rather than the Issuer providing  a loan to the  Sellers  secured by the related  Subsequent  Mortgage  Loans on each
Subsequent  Transfer  Date.  Accordingly,  the  parties  hereto  each  intend  to  treat  this transaction  for federal  income tax purposes as (i) a sale by the Sellers,  and a purchase by the  Purchaser,  of the  Initial  Mortgage  Loans on the  Closing  Date and (ii) a sale by the
Sellers,  and a purchase  by the  Issuer,  of the related  Subsequent  Mortgage  Loans on each
Subsequent  Transfer  Date.  The  Purchaser and the Issuer shall each have the right to review the  Mortgage  Loans  and the  Related  Documents  to  determine  the  characteristics  of the
Mortgage  Loans which will affect the federal income tax  consequences  of owning the Mortgage
Loans,  and each Seller shall cooperate with all reasonable  requests made by the Purchaser or the Issuer in the course of such review.

Section 8.9    Successors and Assigns; Assignment of this Agreement.

(a)     This  Agreement  shall  bind and inure to the  benefit  of and be  enforceable  by the parties  hereto and their  respective  permitted  successors and assigns.  The  obligations of each Seller under this  Agreement  cannot be assigned or  delegated  to a third party  without the consent of the  Enhancer  and the  Purchaser  (and the Issuer with respect to the transfer of any Subsequent  Mortgage Loans),  which consent shall be at the Purchaser's sole discretion
(and the Issuer's  sole  discretion  with respect to the transfer of any  Subsequent  Mortgage
Loans);  provided,  that each Seller may assign its obligations  hereunder to any Affiliate of such Seller,  to any Person  succeeding  to the  business of such  Seller,  to any Person into which  such  Seller is merged and to any  Person  resulting  from any  merger,  conversion  or consolidation  to which such Seller is a party.  The parties hereto  acknowledge  that (i) the
Purchaser is acquiring  the Initial  Mortgage  Loans for the purpose of  contributing  them to the GMACM Home Equity Loan Trust  2006-HE2  and (ii) the Issuer is  acquiring  the  Subsequent
Mortgage  Loans for the purpose of pledging the  Subsequent  Mortgage  Loans to the  Indenture
Trustee for the benefit of the Noteholders and the Enhancer.

(b)     As an  inducement  to the  Purchaser  and the Issuer to purchase the Initial  Mortgage
Loans and to the Issuer to purchase any Subsequent  Mortgage Loans,  each Seller  acknowledges and consents to (i) the  assignment by the  Purchaser to the Issuer of all of the  Purchaser's
rights  against any Seller  pursuant to this  Agreement  insofar as such rights  relate to the
Initial  Mortgage Loans  transferred  to the Issuer and to the  enforcement or exercise of any right or remedy  against any of the Sellers  pursuant to this  Agreement  by the Issuer,  (ii)
the  enforcement  or  exercise of any right or remedy  against any of the Sellers  pursuant to this  Agreement  by or on behalf of the Issuer and (iii) the  Issuer's  pledge of its interest in this Agreement to the Indenture  Trustee and the  enforcement  by the Indenture  Trustee of any such  right or  remedy  against  any  Seller  following  an Event  of  Default  under  the
Indenture.  Such  enforcement  of a right or remedy by the  Issuer,  the  Owner  Trustee,  the
Enhancer or the Indenture Trustee,  as applicable,  shall have the same force and effect as if the right or remedy had been enforced or exercised by the Purchaser or the Issuer directly.

Section 8.10   Survival.  The  representations  and warranties  made herein by each Seller and the  provisions of Article VI hereof shall survive the purchase of the Initial  Mortgage Loans hereunder and any transfer of Subsequent  Mortgage  Loans  pursuant to this  Agreement and the related Subsequent Transfer Agreement.

Section 8.11   Third  Party  Beneficiary.  The  Enhancer  shall be a third  party  beneficiary hereof and shall be  entitled  to  enforce  the  provisions  of this  Agreement  as if a party hereto.

        IN WITNESS  WHEREOF,  the parties  hereto have caused their names to be signed to this
Mortgage Loan Purchase  Agreement by their  respective  officers  thereunto duly authorized as of the day and year first above written.

                                            RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC., as
                                            Purchaser

                                            By:  ____________________________________________
                                                Name: Patricia C. Taylor
                                                Title:   Vice President

                                            GMAC MORTGAGE CORPORATION,
                                                  as Seller and Servicer

                                            By: _____________________________________________
                                                Name:
                                                Title:

                                            WALNUT GROVE MORTGAGE LOAN
                                            TRUST 2003-A, as Seller

                                            By: WILMINGTON TRUST COMPANY,
                                                   not in its individual capacity but solely
                                                   as
                                                   Owner Trustee

                                            By: ____________________________________________
                                                Name:
                                                Title:

                           [Signatures Continue On Following Page]

                                            GMACM HOME EQUITY LOAN TRUST 2006-HE2, as Issuer

                                            By: WILMINGTON TRUST COMPANY,
                                                   not in its individual capacity but solely
                                                   as
                                                   Owner Trustee

                                            By: ____________________________________________
                                                Name:
                                                Title:

                                            JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, not in
                                            its individual capacity but solely as Indenture
                                            Trustee

                                            By:______________________________________________
                                                Name:
                                                Title:

                                          EXHIBIT 1
                                    MORTGAGE LOAN SCHEDULE

                                 [On file with the Servicer]

                                          EXHIBIT 2

                            FORM OF SUBSEQUENT TRANSFER AGREEMENT

        Pursuant to this Subsequent  Transfer Agreement No.          (the "Agreement"),  dated
as of  ______________,_________________,  between [_________],  as seller (the "Seller"), and
GMACM Home  Equity  Loan  Trust  2006-HE2,  as issuer  (the  "Issuer"),  and  pursuant  to the mortgage  loan  purchase  agreement  dated as of June 29, 2006 (the  "Mortgage  Loan  Purchase
Agreement"),  among  GMAC  Mortgage  Corporation,  as a  seller  and  servicer,  Walnut  Grove
Mortgage  Loan Trust  2003-A,  as a Seller,  Residential  Asset  Mortgage  Products,  Inc., as
purchaser  (the  "Purchaser"),  the  Issuer  and  JPMorgan  Chase,  National  Association,  as
indenture  trustee (the "Indenture  Trustee"),  the Seller and the Issuer agree to the sale by the Seller  and the  purchase  by the  Issuer of the  mortgage  loans  listed on the  attached
Schedule of Subsequent Mortgage Loans (the "Subsequent Mortgage Loans").

        Capitalized  terms used and not defined herein have their  respective  meanings as set forth in Appendix A to the  indenture  dated as of June 29,  2006,  between the Issuer and the
Indenture   Trustee,   which  meanings  are  incorporated  by  reference  herein.   All  other
capitalized terms used herein shall have the meanings specified herein.

        Section 1.    Sale of Subsequent Mortgage Loans.

        (a)    The Seller  does  hereby  sell,  transfer,  assign,  set over and convey to the
Issuer,  without  recourse,  all of its right,  title and  interest  in and to the  Subsequent
Mortgage  Loans,  all  principal  received  and interest  thereon on and after the  Subsequent
Cut-Off  Date,  all  monies  due or to become due  thereon  and all items with  respect to the
Subsequent  Mortgage  Loans to be  delivered  pursuant  to Section  2.2 of the  Mortgage  Loan
Purchase Agreement;  provided,  however, that the Seller reserves and retains all right, title and interest in and to principal  received and interest  accruing on the  Subsequent  Mortgage
Loans prior to the Subsequent  Cut-Off Date. The Seller,  contemporaneously  with the delivery of this  Agreement,  has  delivered or caused to be delivered  to the  Indenture  Trustee each item set forth in Section 2.2 of the Mortgage Loan Purchase Agreement.

        The transfer to the Issuer by the Seller of the Subsequent  Mortgage Loans  identified on the  Mortgage  Loan  Schedule  shall be absolute  and is intended by the parties  hereto to constitute  a sale by the  Seller to the  Issuer on the  Subsequent  Transfer  Date of all the
Seller's  right,  title  and  interest  in and to the  Subsequent  Mortgage  Loans,  and other property  as and to the extent  described  above,  and the  Issuer  hereby  acknowledges  such transfer.  In the event the  transactions  set forth  herein shall be deemed not to be a sale, the  Seller  hereby  grants  to the  Issuer  as of the  Subsequent  Transfer  Date a  security interest in all of the  Seller's  right,  title and  interest  in, to and under all  accounts, chattel  papers,  general  intangibles,  contract  rights,  certificates  of deposit,  deposit accounts,  instruments,  documents, letters of credit, money, payment intangibles,  advices of credit,  investment  property,  goods and  other  property  consisting  of,  arising  under or related  to the  Subsequent  Mortgage  Loans,  and such other  property,  to secure all of the
Issuer's  obligations  hereunder,  and this Agreement  shall  constitute a security  agreement under  applicable  law.  The Seller  agrees to take or cause to be taken such  actions  and to execute  such  documents,  including  without  limitation  the filing of all  necessary  UCC-1 financing  statements  filed in the State of Delaware  and the  Commonwealth  of  Pennsylvania
(which shall be submitted for filing as of the Subsequent  Transfer  Date),  any  continuation statements  with respect  thereto and any amendments  thereto  required to reflect a change in the  name  or  corporate  structure  of the  Seller  or the  filing  of any  additional  UCC-1
financing   statements  due  to  the  change  in  the  principal  office  or  jurisdiction  of incorporation  of the Seller,  as are necessary to perfect and protect the Issuer's  interests in each Subsequent Mortgage Loan and the proceeds thereof.

        (b)    The expenses  and costs  relating to the  delivery of the  Subsequent  Mortgage
Loans, this Agreement and the Mortgage Loan Purchase Agreement shall be borne by the Seller.

        (c)    Additional terms of the sale are set forth on Attachment A hereto.

        Section 2.    Representations and Warranties; Conditions Precedent.

        (a)    The Seller hereby affirms the  representations  and  warranties  made by it and set forth in Section 3.1 of the Mortgage  Loan  Purchase  Agreement  that relate to the Seller or the  Subsequent  Mortgage  Loans as of the date hereof.  The Seller  hereby  confirms  that each of the  conditions  set forth in Section  2.2(b) of the Mortgage Loan Purchase  Agreement
are satisfied as of the date hereof and further  represents and warrants that each  Subsequent
Mortgage Loan  complies  with the  requirements  of this  Agreement and Section  2.2(c) of the
Mortgage  Loan  Purchase  Agreement.  GMACM,  as Servicer  of the  Subsequent  Mortgage  Loans
hereby  affirms  the  representations  and  warranties  made by it  regarding  the  Subsequent
Mortgage Loans as set forth in Section 3.1 of the Mortgage Loan Purchase Agreement.

        (b)    The  Seller is  solvent,  is able to pay its debts as they  become  due and has capital  sufficient  to carry on its business and its  obligations  hereunder;  it will not be rendered  insolvent by the execution and delivery of this  Instrument or by the performance of its  obligations  hereunder  nor is it  aware  of  any  pending  insolvency;  no  petition  of bankruptcy (or similar  insolvency  proceeding)  has been filed by or against the Seller prior to the date hereof.

        (c)    All terms and  conditions of the Mortgage Loan Purchase  Agreement  relating to the Subsequent Mortgage Loans are hereby ratified and confirmed;  provided,  however,  that in the  event  of  any  conflict  the  provisions  of  this  Agreement  shall  control  over  the conflicting provisions of the Mortgage Loan Purchase Agreement.

        Section 3.    Recordation  of  Instrument.  To the extent  permitted by applicable law or a memorandum  thereof if  permitted  under  applicable  law,  this  Agreement is subject to recordation  in all  appropriate  public  offices  for  real  property  records  in all of the counties or other comparable  jurisdictions  in which any or all of the properties  subject to the related Mortgages are situated,  and in any other  appropriate  public recording office or elsewhere,  such  recordation  to be effected by the Servicer at the  Noteholders'  expense on direction of the Noteholders of Notes  representing  not less than a majority of the aggregate
Note  Balance  of the  Notes or the  Enhancer,  but only when  accompanied  by an  Opinion  of
Counsel  to  the  effect  that  such  recordation  materially  and  beneficially  affects  the interests  of the  Noteholders  or the  Enhancer or is  necessary  for the  administration  or servicing of the Subsequent Mortgage Loans.

        Section 4.    GOVERNING  LAW. THIS  INSTRUMENT  SHALL BE CONSTRUED IN ACCORDANCE  WITH
THE LAWS OF THE STATE OF NEW YORK AND THE  OBLIGATIONS,  RIGHTS AND  REMEDIES  OF THE  PARTIES
HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

        Section 5.    Counterparts.  This Instrument may be executed in counterparts,  each of which,  when so executed,  shall be deemed to be an original and together shall constitute one and the same instrument.

        Section 6.    Successors  and Assigns.  This  Agreement  shall inure to the benefit of and be binding upon the Seller and the Issuer and their respective successors and assigns.

                                            [__________________________________],
                                               as Seller

                                            By:____________________________________________
                                                Name:
                                                Title:

                                            GMACM HOME EQUITY LOAN TRUST 2006-HE2, as Issuer

                                            By: WILMINGTON TRUST COMPANY,
                                                   not in its individual capacity but solely
                                                   as
                                                   Owner Trustee

                                            By:___________________________________________
                                                Name:
                                                Title:

                                            GMAC MORTGAGE CORPORATION,
                                               as Servicer

                                            By: __________________________________________
                                                Name:
                                                Title:

                                         Attachments

A.      Additional terms of sale.
B.      Schedule of Subsequent Mortgage Loans.
C.      Seller's Officer's Certificate.
D.      Seller's Officer's Certificate (confirmation of Enhancer approval).

                            GMACM HOME EQUITY LOAN TRUST 2006-HE2

                    ATTACHMENT A TO FORM OF SUBSEQUENT TRANSFER AGREEMENT

                                      ____________, ____

A.
      1.   Subsequent Cut-Off Date:
      2.   Pricing Date:
      3.   Subsequent Transfer Date:
      4.   Aggregate Principal Balance of the Subsequent Mortgage Loans as
           of the Subsequent Cut-Off Date:
      5.   Purchase Price:                                                   100.00%
B.
As to all Subsequent Mortgage Loans:
      1.   Longest stated term to maturity:                                             months
      2.   Minimum Loan Rate:                                                           %
      3.   Maximum Loan Rate:                                                           %
      4.   WAC of all Subsequent Mortgage Loans:                                        %
      5.   WAM of all Subsequent Mortgage Loans:                                        %
      6.   Largest Principal Balance:                                        $
      7.   Non-owner occupied Mortgaged Properties:                                     %
      8.   California zip code concentrations:                                   % and      %
      9.   Condominiums:                                                                %
      10.  Single-family:                                                               %
      11.  Weighted average term since origination:                                    %
      12.  Principal balance of Subsequent Mortgage Loans with respect to    $
           which the Mortgagor is an employee of GMACM or an affiliate of
           GMACM:
      13.  Number of Subsequent Mortgage Loans with respect to which the
           Mortgagor is an employee of GMACM or an affiliate of GMACM:

                                          EXHIBIT 3

                                   FORM OF ADDITION NOTICE

DATE:

JPMorgan Chase, National Association              Moody's Investors Service, Inc.
227 W. Monroe Street, 26th Floor                  99 Church Street
Chicago, IL 60606                                 New York, New York 10007
..

Financial Guaranty Insurance Company              Standard & Poor's, a division of The
125 Park Avenue,                                  McGraw-Hill Companies, Inc.
New York, New York 10017                          55 Water Street
Re:  GMACM Home Equity Loan Trust 2006-HE2        New York, New York 10041-0003

Wilmington Trust Company
1100 North Market Street
Wilmington, Delaware 19890

                          Re: GMACM Home Equity Loan Trust 2006-HE2

Ladies and Gentlemen:

        Pursuant to Section 2.2 of the mortgage loan purchase  agreement  dated as of June 29,
2006 (the "Purchase  Agreement"),  among GMAC Mortgage Corporation,  as a Seller and Servicer,
Walnut Grove Mortgage Loan Trust 2003-A,  as a Seller,  Residential  Asset Mortgage  Products,
Inc.,  as  Purchaser,  GMACM Home Equity Loan Trust  2006-HE2,  as Issuer and  JPMorgan  Chase
Bank,  National  Association,  as Indenture Trustee,  the Seller has designated the Subsequent
Mortgage  Loans  identified on the Mortgage Loan  Schedule  attached  hereto to be sold to the
Issuer on                  ,          ,  with an aggregate Principal Balance of $            .
Capitalized  terms not otherwise  defined  herein have the meaning set forth in the Appendix A to the indenture dated as of June 29, 2006, between the Issuer and the Indenture Trustee.

        Please  acknowledge your receipt of this notice by countersigning the enclosed copy in the space indicated below and returning it to the attention of the undersigned.

                                            Very truly yours,

                                            [____________________________],
                                               as Seller

                                            By:______________________________
                                                Name:
                                                Title:

ACKNOWLEDGED AND AGREED:

JPMORGAN CHASE BANK NATIONAL ASSOCIATION,
    as Indenture Trustee

By: ________________________________________
    Name:
    Title: